SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT is entered into on February 6, 2008 by and between WEB2 CORP., a Delaware corporation (“WBTO”), and WHWW FIVE, LLC, a Florida limited liability company (“Five”).

RECITALS:

A. Pursuant to a certain Assignment dated as of January 2, 2008, Five holds certain rights, claims and causes of action against WBTO. Five has asserted various rights, claims and causes of action against WBTO.

B. Each of the parties desires to resolve the rights, claims and causes of action asserted by Five against WBTO on the terms set forth in this Settlement Agreement (the “Agreement”), and believes that it is in its best interests to do so.

NOW, THEREFORE, in consideration of the Recitals and the respective covenants and agreements of the parties set forth herein, each of WBTO and Five agrees as follows:

1. Convertible Promissory Note. Simultaneously with the execution and delivery of this Agreement, WBTO is executing and delivering to Five a Convertible Promissory Note in the form of Exhibit A attached hereto (the “Note”).

2. Forbearance. So long as WBTO remains in full compliance with the provisions of the Note, Five shall forbear to bring or pursue any of its rights, claims or causes of action against WBTO.

3. Tolling. All statutes of limitation, repose and the like shall be stayed during the period that WBTO remains in full compliance with the provisions of the Note.

4. Certain Representations and Warranties of Five. Five represents and warrants to WBTO, and covenants and agrees with WBTO, as follows:

(a) Five acknowledges that the offer, issuance and sale to it of the Note and any shares of common stock of WBTO into which it may be convertible (collectively, the “Shares”) are intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), in reliance on one or more exemptions for private offerings.

(b) Five acknowledges that its management is familiar with WBTO’s filings with the Securities and Exchange Commission and the exhibits attached thereto (collectively, the “Disclosure Documents”). Five acknowledges that neither this offering nor the Disclosure Documents have been passed upon or the merits thereof endorsed or approved by any governmental authority.

(c) Five represents and warrants to WBTO that Five, by and through its managers, (i) has reviewed and understood the Disclosure Documents, and (ii) has had the opportunity to ask questions of, and to receive answers from, officers and employees of WBTO concerning WBTO and its business, affairs and operations, and the transactions contemplated by this Agreement, and to obtain any additional information necessary to verify the accuracy of the Disclosure Documents.

(d) Five represents and warrants to WBTO that Five, by virtue of the education, training and experience of its managers, has such knowledge and experience in financial and business matters that it is capable of understanding the information provided to it by WBTO and of evaluating the merits and risks of its investment in the Note and, if and to the extent that the Note is converted, the Shares.

(e) The Note and, if and to the extent that the Note is converted, the Shares are being acquired solely for the account of Five, and not with a view to, or for resale in connection with, any “distribution” within the meaning of the Act.

(f) Five acknowledges and agrees that neither the Note nor the Shares into which it may be converted may be sold, assigned, transferred, conveyed, pledged or otherwise disposed of unless they are registered under the Act or an exemption from such registration is available. Five acknowledges and agrees that the Note and the Shares into which it may be converted constitute “restricted securities,” as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Act, and, unless sooner registered for sale under the Act, may not be sold for a period of six months from and after the date of this Agreement. Stop transfer instructions will be placed by WBTO against the Note and any Shares into which it may be converted, and WBTO shall not permit the transfer or other disposition of the Note and any Shares into which it may be converted, unless and until such transfer or other disposition complies with all applicable laws, rules and regulations.

(g) Five acknowledges that the Note will bear a restrictive legend in substantially the following form:

THIS CONVERTIBLE PROMISSORY NOTE AND THE SHARES OF COMMON STOCK INTO WHICH ALL OR A PORTION OF THE PRINCIPAL AMOUNT HEREOF MAY BE CONVERTED MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED, OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THAT ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.

(h) Five acknowledges that any and all certificates representing the Shares into which the Note may be converted will bear a restrictive legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THAT ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.

5. Registration of Securities. Five shall have the right at any time and from time to time to require WBTO to register the Note and the Shares issuable upon conversion of all or any portion of this Note and interest accrued thereon for resale to the public under the Act and any applicable state securities or blue sky laws. Any request for such registration shall be made by delivery of written notice to WBTO. Five shall promptly furnish to WBTO such information as WBTO shall reasonably request to enable it to prepare and file any and all required registration statements and amendments thereto. Except as may be required by law, WBTO shall pay all fees and costs incurred in connection with the preparation and filing of any registration statement with the Securities and Exchange Commission and any applicable state securities authorities.

6. Governing Law. This Agreement shall be governed by, and shall be construed and interpreted in accordance, with the laws of the State of Delaware, without giving effect to the principles of the conflict of laws thereof.

7. Entire Agreement. This Agreement, together with the exhibit attached hereto, constitutes the entire agreement between WBTO and Five with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between WBTO and Five with respect to such subject matter.

8. Amendments. This Agreement may not be amended or modified in any manner, except by a written instrument executed by each of WBTO and Five.

9. Benefits; Binding Effect. This Agreement shall be for the benefit of, and shall be binding upon, each of WBTO and Five and their respective successors and assigns.

10. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

11. Counterparts. This Agreement may be executed in any number of counterparts and by the separate parties in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.

IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement on the date first set forth above.

WEB2 CORP.

By	/s/ William A. Mobley, Jr.
William A. Mobley, Jr.
Chairman and Chief Executive Officer

WHWW FIVE, LLC

By	/s/ Gary D. Lipson
Gary D. Lipson, Manager